LORD ABBETT INVESTMENT TRUST

Lord Abbett Ultra Short Bond Fund

Supplement dated September 24, 2018 to the

Summary Prospectus dated April 1, 2018, as supplemented

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 11 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Yoana N. Koleva, Portfolio Manager	2016
Andrew H. O’Brien, Partner and Portfolio Manager	2016
Kewjin Yuoh, Partner and Portfolio Manager	2016
Adam C. Castle, Portfolio Manager	2016

Please retain this document for your future reference.